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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Proxim Corporation of our report dated January 21, 2002 relating to the financial statements of Proxim, Inc., which appears in its Annual Report on Form 10-K for the year ended December 31, 2001.



/s/ PricewaterhouseCoopers LLP
San Jose, California
March 26, 2002